Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Board of Directors

Provel S.r.l.

We have audited the accompanying balance sheet of Provel S.r.l. as of December 31, 2009 and the related statements of operations, quotaholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Italy and the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Provel S.r.l. at December 31, 2009, and the results of its operations for the year then ended in conformity with accounting principles generally accepted in Italy.

/s/ Bruno Anzani
BDO S.p.A.
Turin, Italy
October 8, 2010

PROVEL S.r.l.
BALANCE SHEET
DECEMBER 31, 2009

Amounts in Thousands of Euros	2009

ASSETS
CURRENT ASSETS:
Cash (note 3)	728
Accounts receivable,net (note 4)	1,924
Inventories (note 5)	70
Loan to parent company (note 6)	6,000
Taxes receivable (note 7)	235
Other currents assets (note 8)	388
TOTAL CURRENT ASSETS	9,345

Property,plant and equipment,net (note 9)	1,845
Intangible fixed assets, net	1
TOTAL ASSETS	11,191

LIABILITIES AND QUOTAHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable (note 10)	931
Other current liabilities (note 11)	167
TOTAL CURRENT LIABILITIES	1,098

Bank loan payable (note 12)	451
Profit sharing debt (note 13)	1,546
Deferred tax liabilities (note 16)	27
Other liabilities (note 14)	484
TOTAL LIABILITIES	3,606

QUOTAHOLDERS' EQUITY:
Quota capital	10
Reserves, retained earnings and profit for the year	7,575

TOTAL QUOTAHOLDERS' EQUITY	7,585
TOTAL LIABILITIES AND QUOTAHOLDERS' EQUITY	11,191

The accompanying notes are integral part of these financial statements

PROVEL S.r.l.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Amounts in Thousands of Euros	2009

Revenue	4,126
Sales	4,126

Cost of product sold	2,690
Gross Profit	1,436

Selling, general and administrative expense	847
Other operating expenses	65
Total operating expenses	912

Operating income	524

Interest income (note 17)	9
Interest expenses (note 17)	(33)
Income before income Taxes	500

Income taxes (note 16)	(171)
Net income for the year	329

The accompanying notes are integral part of these financial statements

PROVEL S.r.l.
STATEMENTS OF QUOTAHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2009

Amounts in Thousands of Euros	Quota capital	Retained earnings and reserves	Result	Total

Balance as December 31, 2008	10	6,546	700	7,256
Increase or retained earnings		700	(700)
Result 2009			329	329
Balance as December 31, 2009	10	7,246	329	7,585

The accompanying notes are integral part of these financial statements.
The quotaholders’ capital amounting to €10 is owned 98% by Glas s.s. and 2% by Mr. Francesco Buson.

As of December 31, 2009 the retained earnings and reserves include the following amounts:

-	statutory legal reserve of €134.

PROVEL S.r.l.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009

Amounts in Thousands of Euros	2009

CASH FLOWS FROM OPERATING ACTIVITIES (A)

Net income for the year	329
Depreciation & Amortization	247
Changes in assets and liabilities:
Increase in inventories	(13)
Decrease in accounts receivable	773
Decrease in other assets	273
Decrease in accounts payable	(196)
Increase in other liabilities	75
Decrease in other operating activities	(38)
Net cash provided by operating activities	1,450

CASH FLOWS FROM INVESTING ACTIVITIES (B)

Investments in property, plants and equipments	(152)
Net cash used in investing activities	(152)

CASH FLOWS FROM FINANCING ACTIVITIES (C)

Increase in loan to parent company	(1,300)
Decrease in bank loan payable and financial interests	(158)
Increase in profit-sharing debt	500
Net cash used in financing activities	(958)

INCREASE IN CASH (A+B+C)	340

Cash beginning of year	388
Increase in cash (A+B+C)	340
CASH END OF THE YEAR	728

The accompanying notes are integral part of these financial statements

Provel S.r.l.
Notes to Financial Statements
As of and For the Year Ended December 31, 2009

NOTE 1—FORM AND CONTENT OF THE FINANCIAL STATEMENTS

The financial statements of Provel S.r.l. (or the “Company”) are prepared in accordance with current statutory legislation.

The accounting policies are consistent with the Italian Civil Code related to financial statements interpreted and integrated by the accounting principles established or adopted by the Italian Accounting Profession (collectively, “Italian Accounting Principles”).

Italian Accounting Principles differs in certain material respects from the U.S. generally accepted accounting principles (“U.S. GAAP”). The Company’s accounting policies for financial reporting in accordance with Italian Accounting Principles does not differ materially from U.S. GAAP.

The financial statements and related notes are presented in a reclassified format, which differs from Provel’s financial statements and disclosures which are prepared in accordance with Italian legal requirements. The format presented does not result in any modification of the portions attributable to Provel quotaholders’ equity and net income as reported on an Italian Accounting Principles basis. All amounts are in thousands of Euro (or “€”), unless otherwise specified.

The quotas of Provel are owned by Glas s.s. (98% of quota capital) and by Francesco Buson (2% of quota capital).

The Company prepared its financial statements in accordance with the general principles of prudence and accruals-based accounting on a going concern basis.

NOTE 2—ACCOUNTING POLICIES

The principal accounting policies applied by Provel according to Italian Accounting Principles, consistently with prior years, are as follows:

CASH

Cash is stated at nominal value.

ACCOUNTS RECEIVABLE AND PAYABLE

Receivables are stated at estimated realizable value through the specific provision for bad debts. Identified individual risks are accounted for through appropriate individual valuation adjustments, and general credit risks through general valuation adjustments of receivables. The Company generally does not require collateral for receivables subject to credit risk. Low-interest and non-interest bearing items with more than one year to maturity are not discounted. Payables are stated at nominal value.

FOREIGN CURRENCY TRANSACTIONS

Monetary assets and liabilities denominated in foreign currencies have been recorded at the exchange rate in effect at the date of the transaction; profit and losses on exchange rates are booked in the statement of operations on the day of collection or payment; assets and liabilities denominated in foreign currencies still outstanding at year-end are remeasured at the prevailing rate at the balance sheet date, and any resulting unrealized gains and losses are recorded in the statement of operations as interest income or expense, as appropriate.

INVENTORIES

Inventories are stated at the lower of cost or net realizable market value, with cost being determined on a basis which approximates a first-in, first-out method.

PROPERTY, PLANT AND EQUIPMENT

Property, Plant and Equipment are entered at purchase or construction cost, including any directly attributable charges. No voluntary re-valuations were performed and no interest expenses have been capitalized on the Property, Plant and Equipment.
Depreciation reflects the estimated useful life of the asset. The depreciation rates, which are the same as for the prior financial year, are as follow:

Rates
Property:
Light construction	10%
Industrial building	3%
Plant and machinery	12%
Specific plant	12%

Equipment:
General equipment	40%
Furniture and fittings	12%
Electronic office machines and computers	20%
Cars	25%
Motor vehicles and similar	20%
Mobile radio communication system	25%

Depreciation was calculated for assets entering into service during the financial year on the basis of the effective date the assets have been placed into use. Construction in progress is not depreciated.

The maintenance and repair costs are capitalized on the Property, Plant and Equipment only if they generate an effective increase in the useful life or operating functionality of the assets; otherwise they are expensed to the statement of operations as incurred.

INTANGIBLE FIXED ASSETS

Intangible fixed assets are recorded at cost and amortized on a straight line basis over the period of expected future benefit.

EMPLOYEE TERMINATION INDEMNITY

Employee termination indemnity is determined in accordance with the relevant current laws. The amount of employee termination indemnity shown in other liabilities within the balance sheet reflects the total amount of the indemnity, net of any advances taken, that each employee of  Provel would be entitled to receive if termination were to occur as of the respective balance sheet date.

PROVISIONS FOR CONTIGENCIES AND CHARGES

Provisions for risks and charges are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefit will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made.

RECOGNITION OF REVENUES AND EXPENSES

Revenues and expenses are recorded on the accrual basis.

Revenues are recorded in the statement of operations when title of ownership passes to the customer, which is generally at the point of shipment for foreign customers and at the time the goods are delivered for Italian customers. Expenses are also recognized on an accrual basis, with amounts recognized in the statement of operations based on when the goods and or services are received, regardless of payment terms in advance or after the receipt of the goods or services.

INCOME TAXES
Current income taxes are computed on the basis of the estimated income tax charge according to the tax laws in force in Italy; the related income tax payable is shown net of payments on account, withholding taxes and tax credits in “Other current liabilities”. Any net receivable position is shown in “Taxes receivable”.

The Company recognizes deferred income tax assets and liabilities that are determined under the liability method. Deferred income taxes represent the tax effect of temporary differences between the tax and financial reporting bases of assets and liabilities, using enacted tax rates, and the expected future benefit of net operating loss carry-forward. The tax benefit of tax loss carry-forwards is recorded only when there is a reasonable certainty of realization.

Deferred tax assets and deferred tax liabilities are offset whenever allowed by local Italian tax laws.

USE OF ESTIMATES

The preparation of financial statements in accordance with Italian Accounting Principles requires the Company to make estimates and assumptions that affect the reported carrying amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recognized during the reporting periods. Actual results could differ from those estimated.

NOTE 3 – CASH

Amounts in Thousands of Euros	2009

Bank accounts	726
Cash on hand	2
728

The company has two Italian banks: Unicredit and Banca Popolare di Novara.

NOTE 4 – ACCOUNTS RECEIVABLE

Trade accounts receivables from customers are detailed as follows:

Amounts in Thousands of Euros	2009

Trade receivables-third parties	1,907
Invoices to be issued	17

1,924

Trade receivables entirely relate to trade transactions.

The accounts receivable related to customers who constitute more than 10% of the total accounts receivable balance were €825 for the fiscal year 2009.

A provision for doubtful accounts was never created. The policy of the company is to account directly to loss the credit when it becomes uncollectible.

NOTE 5 – INVENTORIES

Amounts in Thousands of Euros	2009

Raw materials and supplies	70
70

Provel  has only a minimum stock of raw materials, because the finished products are sent to the customer as soon as the production is completed.

For the same reason the company doesn’t calculate an obsolescence reserve.

NOTE 6 – LOAN TO PARENT COMPANY

Amounts in Thousands of Euros	2009

Loan to parent company	6,000
6,000

In 2009 Provel distributed a loan of €2,300 to Glas s.s., the parent company. The loan is without interest.

Interest has not been inputed on this loan, as the Company has determined the interest amount to be immaterial.

NOTE 7 – TAXES RECEIVABLE

Taxes receivable include the following at December 31, 2009:

Amounts in Thousands of Euros	2009

Taxes receivable on tax return	155
VAT	77
Other taxes receivable	3
235

NOTE 8 – OTHER CURRENT ASSETS

Other current assets include the following at December 31, 2009:

Amounts in Thousands of Euros	2009

Chief executive insurance	342
Prepayments and accrued income	34
Other receivables	12
388

Every year the Company pays an insurance premium as provision to indemnities for Mr  Francesco Buson (Owner) and Mr Marco Maio (Chief Executive). These indemnities will be paid when they will finish their activity in Provel.

Prepayments and accrued income relate to income and charges pertaining to periods before or after the related accounting entry and/or document date. They relate to more than one year and are accrued or deferred over time, regardless of when the amount is collected or paid.

NOTE 9 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows:

Amounts in Thousands of Euros	2009

Land	228
Building	1,319
Plant and machinery	2,660
Fixtures, fittings and tools	56
Trucks and vehicles	79
Other tangible assets	35
4,377
Less accumulated depreciation	(2,532)
1,845

 Total depreciation expense was equal to €247 in 2009

NOTE 10 – ACCOUNTS PAYABLE

Amounts in Thousands of Euros	2009

Trade payable	918
Invoices to be received	13
931

Mr Francesco Buson appears among the suppliers as agent. The debt of Provel against Buson was €18 in 2009.

NOTE 11 – OTHER CURRENT LIABILITIES

Other current liabilities include the following at December 31, 2009:

Amounts in Thousands of Euros	2009

Credit notes to be issued	83
Wages and salary accruals	28
INPS	24
IRPEF	28
Other accruals	4
VAT	-
167

In 2009 the Company had a credit against Treasury for VAT (see note 7).

NOTE 12 – BANK LOAN PAYABLE

Amounts in Thousands of Euros	2009

Unicredit loan payable	451
451

In 2003 Unicredit distributed a loan of €1,350 to Provel. The debt will be extinguished in 2012.

NOTE 13 – PROFIT SHARING DEBT

Amounts in Thousands of Euros	2009

Profit-sharing debt	1,546
1,546

In 2009 Mr Buson signed a profit-sharing agreement with Provel by which, assuming the risk of the losses up to €2,000, he was granted a sum equal to profit before tax. In 2010 the agreement has been not renewed.

NOTE 14 – OTHER LIABILITIES

Other liabilities are summarized as follows:

Amounts in Thousands of Euros	2009

Chief executive indemnity	342
Employee termination indemnity	142
484

The Chief executive indemnity is the provision for Mr Buson and Mr Maio (see note 8).

NOTE 15 - EMPLOYEE TERMINATION INDEMNITY

Under Italian labour laws and regulations all employees are entitled to an indemnity upon termination of their employment relationship for any reason. The provision is calculated on a pro-rata basis during the employment period and is based on the individuals’ salary. The vested benefit payable accrues interest, and employees can receive advances thereof in certain specified situations, as defined in the applicable labour contract regulations. Termination indemnities reflect the total amount of the indemnities, net of any advances taken, that each employee would be entitled to receive if termination were to occur as of the balance sheet date.

This caption underwent the following variations during the year:

Amounts in Thousands of Euros	2009

Balance at the beginning of the year	109
Drawing for termination of employment and advances	-
Provisions set aside for the year	33

Balance at the end of the year	142

NOTE 16 – INCOME TAXES

The provision for income taxes consisted of the following for the year ended December 31, 2009:

Amounts in Thousands of Euros	2009

Current tax expense	(171)
Deferred tax expense	-

Total income taxes	(171)

In Italy there are two income taxes:

- IRES : Income tax of the company’s operating income, tax rate  at 27,5%.

-  IRAP: Regional tax on productive activities, tax rate at 3,9% charged on a specific taxable income named “net value of production” which is determined by the gross turnover, plus the increase in stock, less production expenses (depreciation included). As important feature of this tax, the interest costs and the payroll costs are not deductible.

To calculate taxable profit for IRES purposes, the most significant positive timing and permanent differences considered are roughly €15 in 2009, mainly due to non-deductible costs related to Company’s cars while the negative differences amount to total approximately €76 in 2009, mainly due to deductions for investments and non-taxable prior year income.

To calculate taxable profit for IRAP purposes, the most significant positive timing and permanent differences considered are roughly €153 in 2009, mainly due to non-deductible costs related to management fees, while the negative differences amount to total approximately €250 in 2009, mainly due to labor costs and pensions contributions.

NOTE 17 – INTEREST AND INCOME EXPENSES
Interest income and expenses are detailed as follows:

Amounts in Thousands of Euros	2009

Interest income on bank accounts	9
Interest income on accounts receivable	-
Interest expense on bank accounts	(33)
(24)

NOTE 18 – OTHER INFORMATION

a)    Related party transactions

The Company enters into transactions with parent company and Francesco Buson. Mr Buson is also owner for Provel’s parent company. All transactions occurred at market conditions.

The following related party transactions are reflected in the statements of operations for the year ended December 31, 2009 (net of VAT):

	2009
Amounts in Thousands of Euros	Sales	Expenses	Nature of transactions

Related party
Francesco Buson		64	A
Francesco Buson		214	B
Francesco Buson		500	C
		778

A - Rental property
B - Commisions to agent
C - Profit sharing agreeement

The following related party transactions are reflected in the assets and in the liabilities as of December 31, 2009:

	2009
Amounts in Thousands of Euros	Receivables	Payables	Nature of transactions

Related party
Glas ss	6,000		A
Francesco Buson		18	B
Francesco Buson		1,546	C
	6,000	1,564

A - Loan
B - Trading and provision of services
C - Profit sharing debt

PROVEL S.r.l.
UNAUDITED CONDENSED BALANCE SHEET
JUNE 30, 2010
June 30,
Amounts in Thousands of Euros	2010

ASSETS
CURRENT ASSETS:
Cash (Note 3)	1,112
Accounts receivable,net (Note 4)	1,968
Inventories (Note 5)	65
Loan to parent company (Note 6)	6,000
Taxes receivable (Note 7)	-
Other currents assets (Note 8)	430
TOTAL CURRENT ASSETS	9,575

Property,plant and equipment,net (Note 9)	1,720
TOTAL ASSETS	11,295

LIABILITIES AND QUOTAHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payables (Note 10)	686
Other current liabilities (Note 11)	225
TOTAL CURRENT LIABILITIES	911

Bank loan payable (Note 12)	365
Profit sharing debt (Note 13)	1,546
Deferred tax liabilities (Note 17)	26
Provision for contingencies and charges (Note 16)	20
Other liabilities (Note 14)	453
TOTAL LIABILITIES	3,321

QUOTAHOLDERS' EQUITY:
Quota capital	10
Reserves, retained earnings and profit for the year	7,964

TOTAL QUOTAHOLDERS' EQUITY	7,974
TOTAL LIABILITIES AND QUOTAHOLDERS' EQUITY	11,295

The accompanying notes are integral part of these financial statements

PROVEL S.r.l.
UNAUDITED CONDENSED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2010
June 30,
Amounts in Thousands of Euros	2010

Revenue	2,131
Sales	2,131

Cost of product sold	1,307
Gross Profit	824

Selling, general and administrative expense	204
Other operating expenses	17
Total operating expenses	221

Operating income	603

Interest income (note 18)	2
Interest expenses (Note 18)	(13)
Income before income Taxes	592

Income taxes (Note 17)	(203)
Net income	390

The accompanying notes are integral part of these financial statements

PROVEL S.r.l.
UNAUDITED STATEMENT OF QUOTAHOLDER’S EQUITY
FOR THE PERIOD ENDED JUNE 30, 2010

Amounts in Thousands of Euros	Quota capital	Retained earnings and reserves	Result	Total
Balance as December 31, 2009	10	7,246	329	7,585
Increase or retained earnings		329	(329)
Result June 30, 2010			389	389
Balance as June 30, 2010	10	7,575	389	7,974

The accompanying notes are integral part of these financial statements

The quotaholder’s capital amounting to €10 is owned 98% by Glas s.s. and 2% by Mr. Francesco Buson.

As of June 30, 2010 the retained earnings and reserves include the following amounts:

-  statutory legal reserve of €134.

PROVEL S.r.l.
UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2010
June 30,
Amounts in Thousands of Euros	2010

CASH FLOWS FROM OPERATING ACTIVITIES (A)

Net income	389
Depreciation & Amortization	125
Changes in assets and liabilities:
Decrease in inventories	5
Increase in accounts receivable	(44)
Decrease in other assets	193
Decrease in accounts payable	(245)
Increase in other liabilities	46
Decrease in other operating activities	1
Net cash provided by operating activities	470

CASH FLOWS FROM INVESTING ACTIVITIES (B)

Investments in property, plants and equipments	-
Net cash used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES (C)

Decrease in bank loan payable and financial interests	(86)
Net cash used in financing activities	(86)

INCREASE IN CASH (A+B+C)	384

Cash beginning of year	728
Increase in cash (A+B+C)	384
CASH END OF THE YEAR	1,112

The accompanying notes are integral part of these financial statements

Provel S.r.l.
Notes to Unaudited Financial Statements
As of For the Period Ended June 30, 2010

NOTE 1—FORM AND CONTENT OF THE FINANCIAL STATEMENTS

The unaudited financial statements of Provel S.r.l. (or the “Company”) are prepared in accordance with current statutory legislation.

The accounting policies are consistent with the Italian Civil Code related to financial statements interpreted and integrated by the accounting principles established or adopted by the Italian Accounting Profession (collectively, “Italian Accounting Principles”), and in particular with reference to OIC 30 on preparation of unaudited interim financial statements.

Italian Accounting Principles differs in certain material respects from the U.S. generally accepted accounting principles (“U.S. GAAP”). The Company's accounting policies for financial reporting in accordance with Italian Accounting Principles does not differ materially from US GAAP.

The unaudited financial statements and related notes are presented in a reclassified format, which differs from Provel’s financial statements and disclosures which are prepared in accordance with Italian legal requirements. The format presented does not result in any modification of the portions attributable to Provel quota holders’ equity and net income as reported on an Italian Accounting Principles basis. All amounts are in thousands of Euro (or “€”), unless otherwise specified.

The quotas of Provel are owned by Glas s.s. (98% of quota capital) and by Francesco Buson (2% of quota capital).

The Company prepared its unaudited financial statements in accordance with the general principles of prudence and accruals-based accounting on a going concern basis.

NOTE 2—ACCOUNTING POLICIES

The principal accounting policies applied by Provel according to Italian Accounting Principles, consistently with prior years, are as follows:

CASH

Cash is stated at nominal value.

ACCOUNTS RECEIVABLE AND PAYABLE

Receivables are stated at estimated realizable value through the specific provision for bad debts. Identified individual risks are accounted for through appropriate individual valuation adjustments, and general credit risks through general valuation adjustments of receivables. The Company generally does not require collateral for receivables subject to credit risk. Low-interest and non-interest bearing items with more than one year to maturity are not discounted. Payables are stated at nominal value.

FOREIGN CURRENCY TRANSACTIONS

Monetary assets and liabilities denominated in foreign currencies have been recorded at the exchange rate in effect at the date of the transaction; profit and losses on exchange rates are booked in the statement of operations on the day of collection or payment; assets and liabilities denominated in foreign currencies still outstanding at year-end are remeasured at the prevailing rate at the balance sheet date, and any resulting unrealized gains and losses are recorded in the statement of operations as interest income or expense, as appropriate.

INVENTORIES

Inventories are stated at the lower of cost or net realizable market value, with cost being determined on a basis which approximates a first-in, first-out method.

PROPERTY, PLANT AND EQUIPMENT

Property, Plant and Equipment are entered at purchase or construction cost, including any directly attributable charges. No voluntary re-valuations were performed and no interest expenses have been capitalized on the Property, Plant and Equipment.

Depreciation reflects the estimated useful life of the asset. The depreciation rates, which are the same as for the prior financial year, are as follow:

Rates
Property:
Light construction	10%
Industrial building	3%
Plant and machinery	12%
Specific plant	12%

Equipment:
General equipment	40%
Furniture and fittings	12%
Electronic office machines and computers	20%
Cars	25%
Motor vehicles and similar	20%
Mobile radio communication system	25%

Depreciation was calculated for assets entering into service during the financial year on the basis of the effective date the assets have been placed into use. Construction in progress is not depreciated.

The maintenance and repair costs are capitalized on the Property, Plant and Equipment only if they generate an effective increase in the useful life or operating functionality of the assets; otherwise they are expensed to the statement of operations as incurred.

EMPLOYEE TERMINATION INDEMNITY

Employee termination indemnity is determined in accordance with the relevant current laws. The amount of employee termination indemnity shown in other liabilities within the balance sheet reflects the total amount of the indemnity, net of any advances taken, that each employee of  Provel would be entitled to receive if termination were to occur as of the respective balance sheet date.

PROVISIONS FOR CONTIGENCIES AND CHARGES

Provisions for risks and charges are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefit will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made.

RECOGNITION OF REVENUES AND EXPENSES

Revenues and expenses are recorded on the accrual basis.

Revenues are recorded in the statement of operations when title of ownership passes to the customer, which is generally at the point of shipment for foreign customers and at the time the goods are delivered for Italian customers. Expenses are also recognized on an accrual basis, with amounts recognized in the statement of operations based on when the goods and or services are received, regardless of payment terms in advance or after the receipt of the goods or services.

INCOME TAXES

Current income taxes are computed on the basis of the estimated income tax charge according to the tax laws in force in Italy; the related income tax payable is shown net of payments on account, withholding taxes and tax credits in “Other current liabilities”. Any net receivable position is shown in “Taxes receivable”.

The Company recognizes deferred income tax assets and liabilities that are determined under the liability method. Deferred income taxes represent the tax effect of temporary differences between the tax and financial reporting bases of assets and liabilities, using enacted tax rates, and the expected future benefit of net operating loss carry-forward. The tax benefit of tax loss carry-forwards is recorded only when there is a reasonable certainty of realization.

Deferred tax assets and deferred tax liabilities are offset whenever allowed by local Italian tax laws.

USE OF ESTIMATES

The preparation of financial statements in accordance with Italian Accounting Principles requires the Company to make estimates and assumptions that affect the reported carrying amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recognized during the reporting periods. Actual results could differ from those estimated.

NOTE 3 – CASH

Amounts in Thousands of Euros	June 30,
2010

Bank accounts	1,111
Cash on hand	1
1,112

The company has two Italian banks: Unicredit and Banca Popolare di Novara.

NOTE 4 – ACCOUNTS RECEIVABLE

Trade accounts receivables from customers are detailed as follows:

Amounts in Thousands of Euros	June 30,
2010

Trade receivables-third parties	1,968
1,968

Trade receivables entirely relate to trade transactions.

The accounts receivable related to customers who constitute more than 10% of the total accounts receivable balance were €499 for the period 2010.

A provision for doubtful accounts was never created. The policy of the company is to account directly to loss the credit when it becomes uncollectible.

NOTE 5 – INVENTORIES

Amounts in Thousands of Euros	June 30,
2010

Raw materials and supplies	65
65

Provel has only a minimum stock of raw materials, because the finished products are sent to the customer as soon as the production is completed.  For the same reason the company doesn’t calculate an obsolescence reserve.

NOTE 6 – LOAN TO PARENT COMPANY

Amounts in Thousands of Euros	June 30,
2010

Loan to parent company	6,000
6,000

In 2010 were not distributed additional loan.

Interest has not been inputed on this loan, as the Company has determined the interest amount to be immaterial.

NOTE 7 – TAXES RECEIVABLE

Taxes receivable include the following at June 30, 2010

Amounts in Thousands of Euros	June 30,
2010

Taxes receivable on tax return	-
Other taxes receivable	-
-

During 2008 Provel paid in advance €745 for IRES and IRAP, the two Italian income taxes that were extinguished in 2010.

NOTE 8 – OTHER CURRENT ASSETS

Other current assets include the following at June 30, 2010:

Amounts in Thousands of Euros	June 30,
2010

Chief executive insurance	342
Prepayments and accrued income	75
Other receivables	13
430

Every year the Company pays an insurance premium as provision to indemnities for Mr  Francesco Buson (Owner) and Mr Marco Maio (Chief Executive). These indemnities will be paid when they will finish their activity in Provel.

Prepayments and accrued income relate to income and charges pertaining to periods before or after the related accounting entry and/or document date. They relate to more than one year and are accrued or deferred over time, regardless of when the amount is collected or paid.

NOTE 9 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows:

Amounts in Thousands of Euros	June 30,
2010

Land	228
Building	1,319
Plant and machinery	2,660
Fixtures, fittings and tools	57
Trucks and vehicles	79
Other tangible assets	35
4,378
Less accumulated depreciation	(2,658)
1,720

 Total depreciation expense was equal to €125 in 2010.

NOTE 10 – ACCOUNTS PAYABLE

Amounts in Thousands of Euros	June 30,
2010

Accounts payable	678
Invoices to be received	9
686

Mr Francesco Buson appears among the suppliers as agent. The debt of Provel against Buson was €82 in 2010.

NOTE 11 – OTHER CURRENT LIABILITIES

Other current liabilities include the following at June 30, 2010:

Amounts in Thousands of Euros	June 30,
2010

Wages and salary accruals	26
INPS	10
IRPEF	20
VAT	36
IRES	111
IRAP	18
Other accruals	4
225

IRES and IRAP are the current taxes period.

NOTE 12 – BANK LOAN PAYABLE

Amounts in Thousands of Euros	June 30,
2010

Bank loan payable	365
365

In 2003 Unicredit distributed a loan of €1,350 to Provel. The debt will be extinguished in 2012.

NOTE 13 – PROFIT SHARING DEBT

Amounts in Thousands of Euros	June 30,
2010

Profit-sharing debt	1,546
1,546

In 2008 and 2009 Mr Buson signed a profit-sharing agreement with Provel by which, assuming the risk of the losses up to €2,000, he was granted a sum equal to profit before tax. In 2010 the agreement has been not renewed.

NOTE 14 – OTHER LIABILITIES

Other liabilities are summarized as follows:

The Chief executive indemnity is the debt against Mr Buson and Mr Maio (see note 8).

NOTE 15 - EMPLOYEE TERMINATION INDEMNITY

Under Italian labour laws and regulations all employees are entitled to an indemnity upon termination of their employment relationship for any reason. The provision is calculated on a pro-rata basis during the employment period and is based on the individuals’ salary. The vested benefit payable accrues interest, and employees can receive advances thereof in certain specified situations, as defined in the applicable labour contract regulations. Termination indemnities reflect the total amount of the indemnities, net of any advances taken, that each employee would be entitled to receive if termination were to occur as of the balance sheet date.

This caption underwent the following variations during the year:

Amounts in Thousands of Euros	June 30,
2010

Balance at the beginning of the period	142
Drawing for termination of employment and advances	(45)
Provisions set aside for the period	14
Balance at the end of the period	111

NOTE 16 – PROVISION FOR CONTINGENCIES AND CHARGES

Amounts in Thousands of Euros	June 30,
2010

Provisions for contigencies and charges	20
20

The Company was exposed a risk due to an action for revocation made by the editor bankruptcy of Modarte, a customer of Provel. A provision of €20 has been allocated at June 30, 2010.

NOTE 17 – INCOME TAXES

The provision for income taxes consisted of the following for the periods ended June 30, 2010:

In Italy there are two income taxes:

- IRES Income tax of the company’s operating income, tax rate  at 27,5%.

-  IRAP: Regional tax on productive activities, tax rate at 3,9% charged on  a specific taxable income named “net value of production” which is determined by the gross turnover, plus the increase in stock, less production expenses (depreciation included). As important feature of this tax, the interest costs and the payroll costs are not deductible.

To calculate taxable profit for IRES purposes, the most significant positive timing and permanent differences considered are roughly €6 in 2010 mainly due to non-deductible costs related to Company’s cars.

To calculate taxable profit for IRAP purposes, the most significant positive timing and permanent differences considered are roughly €474 in 2010, mainly due to non-deductible costs related to management fees and labor costs, while the negative differences amount to total approximately €101 in 2010, mainly due to labor costs.

NOTE 18 – INTEREST AND INCOME EXPENSES

Interest income and expenses are detailed as follows:

Amounts in Thousands of Euros	June 30,
2010

Interest income on bank accounts	2
Interest expense on bank accounts	(13)

(11)

NOTE 19 – OTHER INFORMATION

b)    Related party transactions

The Company enters into transactions with parent company and Francesco Buson. Mr Buson is also owner for Provel’s parent company. All transactions occurred at market conditions.

The following related party transactions are reflected in the statements of operations for the periods ended June 30, 2010 (net of VAT):

Amounts in Thousands of Euros	2010
	Receivables	Payables	Nature of transactions

Related party
Glas ss	6,000		A
Francesco Buson		82	B
Francesco Buson		1,546	C
	6,000	1,628

A - Loan
B - Trading and provision of services
C - Profit sharing debt

The following related party transactions are reflected in the assets and in the liabilities as of June 30, 2010:

Amounts in Thousands of Euros	2010
	Sales	Expenses	Nature of transactions

Related party
Francesco Buson		32	A
Francesco Buson		104	B
Francesco Buson		-	C
		136

A - Rental property
B - Commisions to agent
C - Profit sharing agreeement